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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  JUNE 4, 2002
                                                   ------------


                        GENAISSANCE PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



              Delaware                                   000-30981                                  06-1338846
-------------------------------------       -------------------------------------         --------------------------------
  (State or other jurisdiction                   (Commission File Number)                        (IRS Employer
         of incorporation)                                                                     Identification No.)


FIVE SCIENCE PARK, NEW HAVEN, CONNECTICUT                                                              06511
-----------------------------------------                                                            --------
 (Address of Principal Executive Offices)                                                           (Zip Code)
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Registrant's telephone number, including area code:  (203) 773-1450
                                                     --------------



            --------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Audit Committee of the Board of Directors (the "Audit
Committee") of Genaissance Pharmaceuticals, Inc. (the "Company") annually considers and recommends to the Board of Directors the selection of the Company's independent public accountants. As recommended by the Audit
Committee, the Board of Directors on June 4, 2002, decided to no longer engage its independent accountants, Arthur Andersen LLP ("Andersen"), and engaged PricewaterhouseCoopers LLP to serve as the Company's independent accountants and to audit the Company's financial statements for the fiscal year ending December 31, 2002.

         Andersen's reports on the Company's financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through the date of this Form 8-K, there were (i) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years, and
(ii) no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached to this report as Exhibit 16.1, and incorporated herein by reference, is a copy of Andersen's letter, dated June 5, 2002, stating
Andersen's agreement with such statements.

         During the two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through the date of this Form 8-K, the Company has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation
S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation
S-K.

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits

        EXHIBIT NUMBER          DESCRIPTION
        --------------          -----------

           16.1                 Letter from Arthur Andersen LLP to the
                                Securities and Exchange Commission, dated
                                June 5, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 GENAISSANCE PHARMACEUTICALS, INC.



                                 By: /s/ KEVIN RAKIN
                                     ------------------------------------------
                                 Name:  Kevin Rakin
                                 Title: President and Chief Financial Officer


Date:    June 5, 2002


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 5, 2002.